                                                                     EXHIBIT 3.6

                              AMENDED AND RESTATED

                                     BYLAWS

                                       OF

                                EXTRICITY, INC.

                            (a Delaware corporation)

                               TABLE OF CONTENTS


                                                                   Page
                                                                   ----

ARTICLE 1  Offices................................................   1
  1.1      Principal Office.......................................   1
  1.2      Additional Offices.....................................   1

ARTICLE 2 Meeting of the Stockholders.............................   1
  2.1     Place of Meeting........................................   1
  2.2     Annual Meeting..........................................   1
  2.3     Special Meetings........................................   1
  2.4     Notice of Meetings......................................   2
  2.5     Notice of Stockholder Business..........................   2
  2.6     List of the Stockholders................................   2
  2.7     Organization and Conduct of Business....................   3
  2.8     Quorum and Adjournments.................................   3
  2.9     Voting Rights...........................................   4
  2.10    Majority Vote...........................................   4
  2.11    Record Date for Stockholder Notice and Voting...........   4
  2.12    Proxies.................................................   4
  2.13    Inspectors of Election..................................   5
  2.14    Action Without Meeting by Written Consent...............   5

ARTICLE 3 Directors...............................................   5
  3.1     Number; Qualifications..................................   5
  3.2     Resignation and Vacancies...............................   6
  3.3     Removal of Directors....................................   6
  3.4     Powers..................................................   6
  3.5     Place of Meetings.......................................   7
  3.6     Annual Meetings.........................................   7
  3.7     Regular Meetings........................................   7
  3.8     Special Meetings........................................   7
  3.9     Quorum and Adjournments.................................   7
  3.10    Action Without Meeting..................................   8
  3.11    Telephone Meetings......................................   8
  3.12    Waiver of Notice........................................   8
  3.13    Fees and Compensation of Directors......................   8
  3.14    Rights of Inspection....................................   8
  3.15    Nomination of Director Candidates.......................   8

ARTICLE 4 Committees of Directors.................................   9
  4.1     Selection...............................................   9
  4.2     Power...................................................  10
  4.3     Committee Minutes.......................................  10

ARTICLE 5 Officers................................................  10
  5.1     Officers Designated.....................................  10
  5.2     Appointment of Officers.................................  10

                                     Page i

                               TABLE OF CONTENTS
                                  (continued)

  5.3     Subordinate Officers....................................  10
  5.4     Removal and Resignation of Officers.....................  10
  5.5     Vacancies in Offices....................................  11
  5.6     Compensation............................................  11
  5.7     The Chief Executive Officer.............................  11
  5.8     The Chairman............................................  11
  5.9     The President...........................................  11
  5.10    The Vice President......................................  12
  5.11    The Secretary...........................................  12
  5.12    The Assistant Secretary.................................  12
  5.13    The Treasurer...........................................  12
  5.14    The Assistant Treasurer.................................  13

ARTICLE 6 Indemnification of Directors, Officers, Employees
           and Other Agents.......................................  13
  6.1     Actions Other Than By or in the Right of the
           Corporation............................................  13
  6.2     Actions by or in the Right of the Corporation...........  13
  6.3     Success on the Merits...................................  14
  6.4     Specific Authorization..................................  14
  6.5     Advance Payment.........................................  14
  6.6     Non-Exclusivity.........................................  14
  6.7     Insurance...............................................  14
  6.8     Conflicts...............................................  14
  6.9     Intent of Article.......................................  15
  6.10    Severability............................................  15

ARTICLE 7 Stock Certificates......................................  15
  7.1     Certificates for Shares.................................  15
  7.2     Signatures on Certificates..............................  15
  7.3     Transfer of Stock.......................................  15
  7.4     Registered Stockholders.................................  16
  7.5     Lost, Stolen or Destroyed Certificates..................  16

ARTICLE 8 Notices.................................................  16
  8.1     Notice..................................................  16
  8.2     Waiver..................................................  16

ARTICLE 9 General Provisions......................................  17
  9.1     Dividends...............................................  17
  9.2     Dividend Reserve........................................  17
  9.3     Annual Statement........................................  17
  9.4     Checks..................................................  17
  9.5     Corporate Seal..........................................  17
  9.6     Execution of Corporate Contracts and Instruments........  17

ARTICLE 10 Amendments.............................................  17


                                    Page ii

                                     BYLAWS

                                       OF

                                EXTRICITY, INC.

                            (a Delaware corporation)

                                    ARTICLE
                                    -------

                                    Offices
                                    -------

     1.1   Principal Office. The Board of Directors of the Corporation (the
           ----------------
"Board") shall fix the location of the principal executive office of the corporation at any place within or outside the State of Delaware.

     1.2   Additional Offices. The Board may at any time establish branch or
           ------------------
subordinate offices at any place or places.

                                   ARTICLE 2
                                   ---------

                          Meeting of the Stockholders
                          ---------------------------

     2.1   Place of Meeting.  All meetings of the stockholders for the election
           ----------------
of directors shall be held at the principal office of the Corporation, at such place as may be fixed from time to time by the Board or at such other place either within or without the State of Delaware as shall be designated from time to time by the Board and stated in the notice of the meeting. Meetings of the stockholders for any other purpose may be held at such time and place within or without the State of Delaware as the Board may fix from time to time and as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

     2.2   Annual Meeting.  Annual meetings of the stockholders shall be held at
           --------------
such date and time as shall be designated from time to time by the Board and stated in the notice of the meeting. At such annual meetings, the stockholders shall elect a board of directors and transact such other business as may properly be brought before the meetings.

     2.3   Special Meetings.  Special meetings of the stockholders may be called
           ----------------
for any purpose or purposes, unless otherwise prescribed by statute or by the Corporation's Certificate of Incorporation or these Bylaws, at the request of the Board, the Chairman of the Board (the "Chairman"), the President or the holders of shares entitled to cast not less than ten percent (10%) of the votes at the meeting. Such request shall state the purpose or purposes of the proposed meeting. Upon request in writing that a special meeting of the stockholders be called for any proper purpose, directed to the Chairman, the President, the Vice President or the Secretary by any person (other than the Board) entitled to call a special meeting of the stockholders, the person forthwith shall cause notice to be given to the stockholders entitled to vote that a meeting will be held at a time requested by the person or persons calling the meeting, such time not to be less than thirty-five (35) nor more than sixty (60) days after receipt of the request. Such request shall state the purpose or purposes of the proposed meeting.

     2.4   Notice of Meetings.  Written notice of the stockholders' meetings,
           ------------------
stating the place, date and time of the meeting and the purpose or purposes for which the meeting is called, shall be given to each stockholder entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days prior to the meeting.

     When a meeting is adjourned to another place, date or time, written notice need not be given of the adjourned meeting if the place, date and time thereof are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than thirty (30) days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, written notice of the place, date and time of the adjourned meeting shall be given in conformity herewith. At any adjourned meeting, any business may be transacted that might have been transacted at the original meeting.

     2.5   Notice of Stockholder Business.  At an annual or special meeting of
           ------------------------------
the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before a meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (b) properly brought before the meeting by or at the direction of the Board, (c) properly brought before an annual meeting by a stockholder, or (d) properly brought before a special meeting by a stockholder, but if, and only if, the notice of a special meeting provides for business to be brought before the meeting by stockholders. For business to be properly brought before a meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder proposal to be presented at an annual meeting shall be received at the Corporation's principal executive offices not less than 120 calendar days in advance of the date that the Corporation's (or the Corporation's predecessor's) proxy statement was released to stockholders in connection with the previous year's annual meeting of stockholders, except that if no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 calendar days from the date contemplated at the time of the previous year's proxy statement, or in the event of a special meeting, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual or special meeting (a) a brief description of the business desired to be brought before the annual or special meeting and the reasons for conducting such business at the special meeting, (b) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business, (c) the class and number of shares of the Corporation which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business.

     2.6   List of the Stockholders.  The officer in charge of the stock ledger
           ------------------------
of the Corporation or the transfer agent shall prepare and make, at least ten
(10) days before every meeting of the stockholders, a complete list of the stockholders entitled to vote at the meeting arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, at a place within the city where the meeting is to be held, which place, if other than the place of the meeting, shall be specified in the notice of the meeting. The list shall also be produced and kept at the place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present in person thereat.

     2.7   Organization and Conduct of Business.  The Chairman or, in his or her
           ------------------------------------
absence, the President of the Corporation or, in their absence, such person as the Board may have designated or, in the absence of such a person, such person as may be chosen by the holders of a majority of the shares entitled to vote who are present, in person or by proxy, shall call to order any meeting of the stockholders and act as chairman of the meeting. In the absence of the Secretary of the Corporation, the secretary of the meeting shall be such person as the Chairman appoints. Unless otherwise approved by the Chairman, attendance at the stockholders' meeting is restricted to stockholders of record, persons authorized in accordance with Section 2.12 of these Bylaws to act by proxy, and officers of the Corporation.

     The Chairman shall call the meeting to order, establish the agenda, and conduct the business of the meeting in accordance therewith or, at the Chairman's discretion, it may be conducted otherwise in accordance with the wishes of the stockholders in attendance. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting.

     The Chairman shall also conduct the meeting in an orderly manner, rule on the precedence of and procedure on, motions and other procedural matters, and exercise discretion with respect to such procedural matters with fairness and good faith toward all those entitled to take part. The Chairman may impose reasonable limits on the amount of time taken up at the meeting on discussion in general or on remarks by any one stockholder. Should any person in attendance become unruly or obstruct the meeting proceedings, the Chairman shall have the power to have such person removed from participation. Notwithstanding anything in the Bylaws to the contrary, no business shall be conducted at a meeting except in accordance with the procedures set forth in this Section 2.7 and
Section 2.5, above. The Chairman of a meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the provisions of this Section 2.7 and
Section 2.5, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

     2.8   Quorum and Adjournments. Except where otherwise provided by statute
           -----------------------
or the Certificate of Incorporation or these Bylaws, the holders of a majority of the shares issued and outstanding and entitled to vote, present in person or represented in proxy, shall constitute a quorum at all meetings of the stockholders. The stockholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough stockholders to have less than a quorum if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally notified. If, however, a quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat who are present in person or represented by proxy shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented.

     2.9   Voting Rights.  Unless otherwise provided in the Certificate of
           -------------
Incorporation, each stockholder shall at every meeting of the stockholders be entitled to one (1) vote in person or by proxy for each share of the capital stock having voting power held by such stockholder.

     2.10  Majority Vote. When a quorum is present at any meeting, the vote of
           -------------
the holders of a majority of the shares having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statute or of the Certificate of Incorporation or of these Bylaws, a different vote is required in which case such express provision shall govern and control the decision of such question.

     2.11  Record Date for Stockholder Notice and Voting.
           ---------------------------------------------

           (i) For purposes of determining the stockholders entitled to notice of any meeting or to vote at any meeting of the stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution, or entitled to exercise any right in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix, in advance, a record date, that shall not be more than sixty (60) days nor less than ten (10) days before the date of any such meeting nor more than sixty
(60) days before any other action. If the Board does not so fix a record date, the record date for determining stockholders entitled to notice of or to vote at a meeting of the stockholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

           (ii) For purposes of determining the stockholders entitled to consent to corporate action in writing without a meeting, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which date shall not be more than ten (10) days after the date upon which the resolution fixing such record date is adopted by the Board. If no record date has been fixed by the Board, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board is required under the General Corporation Law of Delaware, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by hand or certified mail, return receipt requested, to its principal executive office, or to an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. If no record date has been fixed by the Board and prior action by the Board is required under the General Corporation Law of Delaware, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be the close of business on the day on which the Board adopts the resolution taking such prior action.

     2.12   Proxies. To the extent permitted by statute, any stockholder of
            --------
record may appoint a person or persons to act as the stockholder's proxy or proxies at any stockholder meeting for the purpose of representing and voting the stockholder's shares. The stockholder may make this appointment by any means the General Corporation Law of Delaware specifically authorizes, and by any other means the Secretary of the Corporation may permit. Prior to any vote, and subject to any contract rights of the proxy holder, the stockholder may revoke the proxy appointment either directly or by the creation of a new appointment, which will automatically revoke the former one. The Inspector of Elections appointed for the meeting may establish requirements concerning such proxy appointments or revocations that the Inspector considers necessary or appropriate to assure the integrity of the vote and to comply with the General Corporation Law of Delaware.

     2.13  Inspectors of Election. Before any meeting of the stockholders the
           ----------------------
Board may appoint any person other than nominees for office to act as inspectors of election at the meeting or its adjournment. If no inspectors of election are so appointed, the chairman of the meeting may, and on the request of any stockholder or a stockholder's proxy shall, appoint inspectors of election at the meeting. The number of inspectors shall be either one (1) or three (3). If inspectors are appointed at a meeting on the request of one or more stockholders or proxies, the holders of a majority of shares or their proxies present at the meeting shall determine whether one (1) or three (3) inspectors are to be appointed. If any person appointed as inspector fails to appear or fails or refuses to act, the Chairman of the meeting may, and upon the request of any stockholder or a stockholder's proxy shall, appoint a person to fill that vacancy.

     2.14  Action Without Meeting by Written Consent. On and after the closing
           -----------------------------------------
date of the first sale of the Corporation's Common Stock pursuant to a firmly underwritten registered public offering ("IPO"), any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of the stockholders of the Corporation and may not be effected by any consent in writing by such stockholders. Prior to the IPO, all actions required to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings or stockholders are recorded.

                                   ARTICLE 3
                                   ---------

                                   Directors
                                   ---------

     3.1   Number; Qualifications. The authorized number of directors shall be
           ----------------------
six (6), and the number of directors shall be fixed from time to time exclusively by the Board pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption). Upon the closing of the IPO, the directors shall be divided into three (3) classes, with the term of office of the first class to expire at the first annual meeting of stockholders held after the IPO, the term of office of the second class to expire at the second annual meeting of stockholders held after the IPO, the term of office of the third class to expire at the third annual meeting of stockholders held after the IPO and thereafter for each such term to expire at each third succeeding annual meeting of stockholders after such election. A vacancy resulting from the removal of a director by the stockholders as provided in
Section 3.3 below may be filled at special meetings of the stockholders held for that purpose. All directors shall hold office until the expiration of the term for which elected and until their respective successors are elected, except in the case of the death, resignation or removal of any director. Directors need not be stockholders.

     3.2   Resignation and Vacancies. A vacancy or vacancies in the Board shall
           -------------------------
be deemed to exist in the case of the death, resignation or removal of any director, or if the authorized number of directors be increased. Vacancies may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director, unless otherwise provided in the Certificate of Incorporation. The stockholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors. Any director may resign at any time upon written notice to the Corporation at its principal place of business or to the President or the Secretary. Such resignation shall be effective upon receipt of such notice or at such later time specified in the notice, and unless otherwise specified in the notice, the acceptance of resignation shall not be necessary to make it effective. If the Board accepts the resignation of a director tendered to take effect at a future time, the Board shall have power to elect a successor to take office when the resignation is to become effective. If there are no directors in office, then an election of directors may be held in the manner provided by statute.

     3.3   Removal of Directors.  Unless otherwise restricted by the General
           --------------------
Corporation Law of Delaware or the Certificate of Incorporation or these Bylaws, any director or the entire Board may be removed, with or without cause, by the holders of at least a majority of the shares entitled to vote at an election of directors.

     3.4   Powers.  The business of the Corporation shall be managed by or under
           ------
the direction of the Board, which may exercise all such powers of the Corporation and do all such lawful acts and things that are not by statute or by the Certificate of Incorporation or by these Bylaws directed or required to be exercised or done by the stockholders.

     Without prejudice to these general powers, and subject to the same limitations, the directors shall have the power to:

           (a) Select and remove all officers, agents, and employees of the Corporation; prescribe any powers and duties for them that are consistent with the General Corporation Law of Delaware with the Certificate of Incorporation and with these Bylaws; fix their compensation; and require from them security for faithful service;

           (b) Confer upon any office the power to appoint, remove and suspend subordinate officers, employees and agents;

           (c) Change the principal executive office or the principal business office in the State of California or any other state from one location to another; cause the Corporation to be qualified to do business in any other state, territory, dependency or country and conduct business within or without the State of California; and designate any place within or without the State of California for the holding of any stockholders meeting, or meetings, including annual meetings;

           (d) Adopt, make, and use a corporate seal; prescribe the forms of certificates of stock; and alter the form of the seal and certificates;

           (e) Authorize the issuance of shares of stock of the Corporation on any lawful terms, in consideration of money paid, labor done, services actually rendered, debts or securities canceled, tangible or intangible property actually received;

           (f) Borrow money and incur indebtedness on behalf of the Corporation, and cause to be executed and delivered for the Corporation's purposes, in the corporate name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecation and other evidences of debt and securities;

           (g) Declare dividends from time to time in accordance with the General Corporation Law of Delaware;

           (h) Adopt from time to time such stock option, stock purchase, bonus or other compensation plans for directors, officers, employees and agents of the Corporation and its subsidiaries as it may determine; and

           (i) Adopt from time to time regulations not inconsistent with these Bylaws for the management of the Corporation's business and affairs.

     3.5   Place of Meetings. The Board may hold meetings, both regular and
           -----------------
special, either within or without the State of Delaware.

     3.6   Annual Meetings. The annual meetings of the Board shall be held
           ---------------
immediately following the annual meeting of the stockholders, and no notice of such meeting shall be necessary to the Board, provided a quorum shall be present. The annual meetings shall be for the purposes of organization, and an election of officers and the transaction of other business.

     3.7   Regular Meetings. Regular meetings of the Board may be held
           ----------------
without notice at such time and place as may be determined from time to time by the Board.

     3.8   Special Meetings. Special meetings of the Board may be called by
           ----------------
the Chairman, the President, a Vice President or a majority of the Board upon one (1) day's notice to each director.

     3.9   Quorum and Adjournments. At all meetings of the Board, a majority of
           -----------------------
the directors then in office shall constitute a quorum for the transaction of business, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board, except as may otherwise be specifically provided by statute, or the Certificate of Incorporation or these Bylaws. If a quorum is not present at any meeting of the Board, the directors present may adjourn the meeting from time to time, without notice other than announcement at the meeting at which the adjournment is taken, until a quorum shall be present. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved of by at least a majority of the required quorum for that meeting.

     3.10  Action Without Meeting. Unless otherwise restricted by the
           ----------------------
Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting, if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

     3.11  Telephone Meetings. Unless otherwise restricted by the Certificate of
           ------------------
Incorporation or these Bylaws, any member of the Board or any committee may participate in a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

     3.12  Waiver of Notice. Notice of a meeting need not be given to any
           ----------------
director who signs a waiver of notice or a consent to holding the meeting or an approval of the minutes thereof, whether before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such director. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

     3.13  Fees and Compensation of Directors. Unless otherwise restricted
           ----------------------------------
by the Certificate of Incorporation or these Bylaws, the Board shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board and may be paid a fixed sum for attendance at each meeting of the Board or a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

     3.14  Rights of Inspection. Every director shall have the absolute
           --------------------
right at any reasonable time to inspect and copy all books, records and documents of every kind and to inspect the physical properties of the Corporation and also of its subsidiary corporations, domestic or foreign. Such inspection by a director may be made in person or by agent or attorney and includes the right to copy and obtain extracts.

     3.15  Nomination of Director Candidates. Subject to the rights of
           ---------------------------------
holders of any class or series of Preferred Stock then outstanding, nominations for the election of directors may be made by the Board or a proxy committee appointed by the Board or by any stockholder entitled to vote in the election of directors generally. However, any stockholder entitled to vote in the election of directors generally may nominate one or more persons for election as directors at a meeting only if timely notice of such stockholder's intent to make such nomination or nominations has been given in writing to the Secretary of the Corporation. To be timely, a stockholder nomination for a director to be elected at an annual meeting shall be received at the Corporation's principal executive offices not less than 120 calendar days in advance of the date that the Corporation's (or the Corporation's predecessor's) proxy statement was released to stockholders in connection with the previous year's annual meeting of stockholders, except that if no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 calendar days from the date contemplated at the time of the previous year's proxy statement, or in the event of a nomination for director to be elected at a special meeting, notice by the stockholders to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the special meeting was mailed or such public disclosure was made. Each such notice shall set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated;
(b) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote for the election of directors on the date of such notice and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the Board; and (e) the consent of each nominee to serve as a director of the Corporation if so elected.

     In the event that a person is validly designated as a nominee in accordance with this Section 3.15 and shall thereafter become unable or unwilling to stand for election to the Board, the Board or the stockholder who proposed such nominee, as the case may be, may designate a substitute nominee upon delivery, not fewer than five days prior to the date of the meeting for the election of such nominee, of a written notice to the Secretary setting forth such information regarding such substitute nominee as would have been required to be delivered to the Secretary pursuant to this Section 3.15 had such substitute nominee been initially proposed as a nominee. Such notice shall include a signed consent to serve as a director of the Corporation, if elected, of each such substitute nominee.

     If the chairman of the meeting for the election of directors determines that a nomination of any candidate for election as a director at such meeting was not made in accordance with the applicable provisions of this Section 3.15, such nomination shall be void; provided, however, that nothing in this Section
3.15 shall be deemed to limit any voting rights upon the occurrence of dividend arrearages provided to holders of Preferred Stock pursuant to the Preferred Stock designation for any series of Preferred Stock.

                                   ARTICLE 4
                                   ---------

                            Committees of Directors
                            -----------------------

      4.1  Selection.  The Board may, by resolution passed by a majority of the
           ---------
whole Board, designate one (1) or more committees, each committee to consist of one (1) or more of the directors of the Corporation. The Board may designate one
(1) or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.

     In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member.

     4.2   Power. Any such committee, to the extent provided in the resolution
           -----
of the Board, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority in reference to amending the Certificate of Incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board as provided in Section 151(a) of the General Corporation Law of Delaware, fix any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the Corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation), adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of dissolution, removing or indemnifying directors or amending the Bylaws of the Corporation; and, unless the resolution or the Certificate of Incorporation expressly so provides, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock or to adopt a certificate of ownership and merger. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board.

     4.3   Committee Minutes. Each committee shall keep regular minutes of its
           -----------------
meetings and report the same to the Board when required .

                                    ARTICLE 5
                                   ----------

                                    Officers
                                    --------

     5.1   Officers Designated. The officers of the Corporation shall be chosen
           -------------------
by the Board and shall be a President and/or a Chief Executive Officer, a Secretary, and a Chief Financial Officer. The Board may also choose a Chairman, a Treasurer, a Chief Technical Officer, one or more Vice Presidents, and one or more assistant Secretaries and assistant Treasurers. Any number of offices may be held by the same person, unless the Certificate of Incorporation or these Bylaws otherwise provide.

     5.2   Appointment of Officers. The officers of the Corporation, except such
           -----------------------
officers as may be appointed in accordance with the provisions of Section 5.3 or
5.5 hereof, shall be appointed by the Board, and each shall serve at the pleasure of the Board, subject to the rights, if any, of an officer under any contract of employment .

     5.3   Subordinate Officers.  The Board may appoint, and may empower the
           --------------------
President to appoint, such other officers and agents as the business of the Corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the Bylaws or as the Board may from time to time determine.

     5.4  Removal and Resignation of Officers. Subject to the rights, if any, of
          -----------------------------------
an officer under any contract of employment, any officer may be removed, either with or without cause, by an affirmative vote of the majority of the Board, at any regular or special meeting of the Board, or, except in case of an officer chosen by the Board, by any officer upon whom such power of removal may be conferred by the Board.

     Any officer may resign at any time by giving written notice to the Corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

     5.5   Vacancies in Offices.  A vacancy in any office because of death,
           --------------------
resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these Bylaws for regular appointment to that office.

     5.6   Compensation.  The salaries of all officers of the Corporation shall
           ------------
be fixed from time to time by the Board and no officer shall be prevented from receiving a salary because he or she is also a director of the Corporation.

     5.7   The Chief Executive Officer.  Subject to the control of the Board and
           ---------------------------
such supervisory powers, if any, as may be given by the Board, the powers and duties of the Chief Executive Officer of the Corporation are:

          (a) To act as the general manager and, subject to the control of the Board, to have general supervision, direction and control of the business and affairs of the Corporation.

          (b) To preside at all meetings of the stockholders and, in the absence of the Chairman, or if there be no Chairman, at all meetings of the Board.

          (c) To call meetings of the stockholders and meetings of the Board to be held at such times and, subject to the limitations prescribed by statute or by these Bylaws, at such places as he or she shall deem proper.

          (d) To affix the signature of the Corporation to all deeds, conveyances, mortgages, leases, obligations, bonds, certificates and other papers and instruments in writing which have been authorized by the Board or which, in the judgment of the Chief Executive Officer, should be executed on behalf of the Corporation; to sign certificates for shares of stock of the Corporation; and, subject to the direction of the Board, to have general charge of the property of the Corporation and to supervise and control all officers, agents and employees of the Corporation,

     5.8   The Chairman.  The Chairman, if such an officer be elected, shall, if
           ------------
present, perform such other powers and duties as may be assigned to him or her from time to time by the Board. If there is no President, the Chairman shall also be the President of the Corporation and shall have the powers and duties prescribed in Section 5.8 hereof.

     5.9   The President.  Subject to such supervisory powers, if any, as may be
           -------------
given by the Board to the Chairman, if there be such an officer, the President shall be the Chief Executive Officer of the Corporation, shall preside at all meetings of the stockholders and in the absence of the Chairman, or if there be none, at all meetings of the Board, shall have general and active management of the business of the Corporation and shall see that all orders and resolutions of the Board are carried into effect. The President shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the Corporation, except where required or permitted by statute to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board to some other officer or agent of the Corporation.

     5.10  The Vice President. The Vice President (or in the event there be more
           ------------------
than one (1), the Vice Presidents in the order designated by the directors, or in the absence of any designation, in the order of their election), shall, in the absence of the President or in the event of his or her disability or refusal to act, perform the duties of the President, and when so acting, shall have the powers of and subject to all the restrictions upon the President. The Vice President(s) shall perform such other duties and have such other powers as may from time to time be prescribed for them by the Board, the President, the Chairman or these Bylaws.

     5.11  The Secretary. The Secretary shall attend all meetings of the Board
           -------------
and the stockholders and record all votes and the proceedings of the meetings in a book to be kept for that purpose and shall perform like duties for the standing committees, when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board, and shall perform such other duties as may from time to time be prescribed by the Board, the Chairman or the President, under whose supervision he or she shall act. The Secretary shall have custody of the seal of the Corporation, and the Secretary, or an Assistant Secretary, shall have authority to affix the same to any instrument requiring it, and, when so affixed, the seal may be attested by his or her signature or by the signature of such Assistant Secretary. The Board may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing thereof by his or her signature. The Secretary shall keep, or cause to be kept, at the principal executive office or at the office of the Corporation's transfer agent or registrar, as determined by resolution of the Board, a share register, or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same and the number and date of cancellation of every certificate surrendered for cancellation.

     5.12  The Assistant Secretary. The Assistant Secretary, or if there be more
           -----------------------
than one (1), the Assistant Secretaries in the order designated by the Board (or in the absence of any designation, in the order of their election) shall, in the absence of the Secretary or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as may from time to time be prescribed by the Board.

     5.13  The Treasurer. The Treasurer shall have the custody of the corporate
           -------------
funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board, taking proper vouchers for such disbursements, and shall render to the President and the Board, at its regular meetings, or when the Board so requires, an account of all his or her transactions as Treasurer and of the financial condition of the Corporation.

     5.14  The Assistant Treasurer. The Assistant Treasurer, or if there shall
           -----------------------
be more than one (1), the Assistant Treasurers in the order designated by the Board (or in the absence of any designation, in the order of their election) shall, in the absence of the Treasurer or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as may from time to time be prescribed by the Board.

                                   ARTICLE 6
                                   ---------

       Indemnification of Directors, Officers, Employees and Other Agents
       ------------------------------------------------------------------

     6.1   Actions Other Than By or in the Right of the Corporation. Subject to
           --------------------------------------------------------
Section 6.4 herein, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceedings, had no reasonable cause to believe such person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person's conduct was unlawful.

     6.2   Actions by or in the Right of the Corporation. Subject to Section 6.4
           ---------------------------------------------
herein, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of such person's duty to the Corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery of the State of Delaware or such other court shall deem proper.

     6.3   Success on the Merits.  To the extent that any person described in
           ---------------------
Sections 6.1 or 6.2 of this Article 6 has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in said Sections, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith.

     6.4   Specific Authorization. Any indemnification under Sections 6.1 or 6.2
           ----------------------
of this Article 6 (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of any person described in said Sections is proper in the circumstances because such person has met the applicable standard of conduct set forth in said Sections. Such determination shall be made: (a) by the Board by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, even though less than a quorum; (b) by independent legal counsel in a written opinion; (c) by the stockholders of the Corporation; or (d) by a panel of three (3) arbitrators, one (1) selected by the Corporation, another by Indemnitee and the third (3rd) by the first two (2) arbitrators; or if for any reason three (3) arbitrators are not selected within thirty (30) days after the appointment of the first (1st) arbitrator, then selection of additional arbitrators shall be made by the American Arbitration Association. If any arbitrator resigns or is unable to serve in such capacity for any reason, the American Arbitration Association shall select such arbitrator's replacement. The arbitration shall be conducted pursuant to the commercial arbitration rules of the American Arbitration Association now in effect.

     6.5   Advance Payment.  Expenses incurred in defending a civil or criminal
           ---------------
action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board in the manner provided for in Section 6.4 of this Article 6 upon receipt of an undertaking by or on behalf of any person described in said Section to repay such amount, unless it shall ultimately be determined that such person is entitled to indemnification by the Corporation as authorized in this Article 6.

     6.6  Non-Exclusivity. The indemnification and advancement of expense
          ---------------
provided by this Article 6 shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office, to the extent that such additional rights to indemnification are authorized in the Certificate of Incorporation.

     6.7   Insurance. The Corporation may purchase and maintain insurance on
           ---------
behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of the General Corporation Law of Delaware.

     6.8   Conflicts.  No indemnification or advance shall be made under this
           ---------
Article 6, except where such indemnification or advance is mandated by statute or the order, judgment or decree of any court of competent jurisdiction, in any circumstance where it appears:

           (a) That it would be inconsistent with a provision of the Certificate of Incorporation, these Bylaws, a resolution of the stockholders or an agreement in effect at the time of the accrual of the alleged cause of the action asserted in the proceeding in which the expenses were incurred or other amounts were paid, that prohibits or otherwise limits indemnification; or

           (b) That it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

     6.9   Intent of Article.  The intent of this Article 6 is to provide for
           -----------------
indemnification to the fullest extent permitted by Section 145 of the General Corporation Law of Delaware. To the extent that such Section or any successor Section may be amended or supplemented from time to time, this Article 6 shall be amended automatically and construed so as to permit indemnification to the fullest extent from time to time permitted by statute.

     6.10  Severability. If any word, clause or provision of this Article 6 or
           ------------
any award made hereunder shall for any reason be determined to be invalid, the provisions hereof shall not otherwise be affected thereby but shall remain in full force and effect.

                                   ARTICLE 7
                                   ---------

                              Stock Certificates
                              ------------------

     7.1   Certificates for Shares.  The shares of the Corporation shall be
           -----------------------
represented by certificates or shall be uncertificated. Certificates shall be signed by, or in the name of the Corporation by, the Chairman, or the President or a Vice President and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation.

     Within a reasonable time after the issuance or transfer of uncertified stock, the Corporation shall send to the registered owner thereof a written notice containing the information required by the General Corporation Law of Delaware or a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     7.2   Signatures on Certificates.  Any or all of the signatures on a
           --------------------------
certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

     7.3  Transfer of Stock. Upon surrender to the Corporation or the transfer
          -----------------
agent of the Corporation of a certificate of shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Upon receipt of proper transfer instructions from the registered owner of uncertificated shares, such uncertificated shares shall be canceled and issuance of new equivalent uncertificated shares or certificated shares shall be made to the person entitled thereto and the transaction shall be recorded upon the books of the Corporation.

     7.4   Registered Stockholders. The Corporation shall be entitled to
           -----------------------
recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a percent registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the General Corporation Law of Delaware.

     7.5   Lost, Stolen or Destroyed Certificates. The Board may direct that a
           --------------------------------------
new certificate or certificates be issued to replace any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing the issue of a new certificate or certificates, the Board may, in its discretion and as a condition precedent to the issuance thereof, require the owner of the lost, stolen or destroyed certificate or certificates, or his or her legal representative, to advertise the same in such manner as it shall require, and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

                                   ARTICLE 8
                                   ---------

                                    Notices
                                    -------

     8.1   Notice. Whenever, under the provisions of the General Corporation Law
           ------
of Delaware or of the Certificate of Incorporation or of these Bylaws, notice is required to be given to any director or stockholder it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder, at his or her address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail or delivered to a nationally recognized courier service. Unless written notice by mail is required by statute, written notice may also be given by telegram, cable, telecopy, commercial delivery services, telex or similar means, addressed to such director or stockholder at such person's address as it appears on the records of the corporation, in which case such notice shall be deemed to be given when delivered into the control of the persons charged with effecting such transmission, the transmission charge to be paid by the corporation or the person sending such notice and not by the addressee.

     8.2   Waiver. Whenever any notice is required to be given under the
           ------
provisions of the General Corporation Law of Delaware or of the Certificate of Incorporation or of these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                                   ARTICLE 9
                                   ---------

                               General Provisions
                               ------------------

     9.1   Dividends. Dividends upon the capital stock of the Corporation,
           ---------
subject to any restrictions contained in the General Corporation Law of Delaware or the provisions of the Certificate of Incorporation or of these Bylaws, if any, may be declared by the Board at any regular or special meeting. Dividends may be paid in cash, in property or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation.

     9.2   Dividend Reserve. Before payment of any dividend there may be set
           ----------------
aside out of any funds of the Corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the directors shall think conducive to the interest of the Corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

     9.3   Annual Statement.  The Board shall present at each annual meeting,
           ----------------
and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the Corporation.

     9.4   Checks. All checks or demands for money and notes of the Corporation
           ------
shall be signed by such officer or officers or such other person or persons as the Board may from time to time designate.

     9.5   Corporate Seal.  The Board may provide a suitable seal, containing
           --------------
the name of the Corporation, which seal shall be in charge of the Secretary. If and when so directed by the Board or a committee thereof, duplicates of the seal may be kept and used by the Treasurer or by an Assistant Secretary or Assistant Treasurer.

     9.6  Execution of Corporate Contracts and Instruments. The Board, except as
          ------------------------------------------------
otherwise provided in these Bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

                                  ARTICLE 10
                                  ----------

                                  Amendments
                                  ----------

     In addition to the right of the stockholders of the Corporation to make, alter, amend, change, add to or repeal the Bylaws of the Corporation, the Board shall have the power (without the assent or vote of the stockholders) to make, alter, amend, change, add to or repeal the Bylaws of the Corporation.

                            CERTIFICATE OF SECRETARY
                            ------------------------

     I, the undersigned, hereby certify:

     1. That I am the duly elected, acting and qualified Assistant Secretary of Extricity, Inc., a Delaware corporation; and

     2. That the foregoing Amended and Restated Bylaws, comprising 17 pages, constitute the Bylaws of such corporation as duly adopted and approved by the Board on August __, 2000.

     IN WITNESS WHEREOF, I have hereunto subscribed my name this ____ day of August, 2000.




                                                      --------------------------
                                                         Vicki L. Randall, Esq.
                                                          Assistant Secretary